ANNUAL REPORT
NOVEMBER 30, 2000


Mercury Focus
Twenty
Fund, Inc.


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Mercury Focus Twenty Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



DEAR SHAREHOLDER


We are pleased to provide you with this first annual report for Mercury Focus Twenty Fund. The Fund seeks to provide long-term capital appreciation by investing primarily in a portfolio of common stocks of approximately 20 companies that we believe have strong earnings growth and capital appreciation potential. In this and future shareholder reports, we will comment on the overall investment environment, highlight the Fund's performance and describe recent investment activities.

Investment Environment
Volatility remained the defining characteristic of the equity investment arena during the six-month period ended November 30, 2000, with investor attitudes shifting markedly and with uncommon frequency. Since the launch of the Fund on March 20, 2000, we have already witnessed one and one-half up/down cycles in the aggressive growth portion of the market. Unfortunately, two legs of these cycles have been down and only one has been up. As the Fund's fiscal year came to a close on November 30, 2000, we were still in the midst of the second down leg. The driving forces behind the most recent negative swing in investor sentiment are vastly different from those that contributed to the market downturn in the spring of this year. Investors are having difficulty coming to terms with a slowing economy. They worry about the magnitude of the slowdown and about the eventual impact such a deceleration might have on corporate profit growth.

A couple of unique twists helped to further exacerbate the most recent bout of negative sentiment. The first was the prolonged presidential election, which served as a daily drain on investor confidence. The frustration and confusion caused by the uncertain presidency disrupted the normal buyer/seller balance. Buyers moved to the sidelines until the dust settled, and they could invest with confidence, leaving only sellers on the playing field. The second contributing factor was a new Securities and Exchange Commission
(SEC) regulation known as "REG FD," which has had a notable negative impact on the valuations of aggressive growth stocks since it took effect on October 23, 2000. While investors knew REG FD was imminent, the immediate repercussions were, nonetheless, striking. Essentially, the regulation states that company managements may no longer provide new and meaningful information to any individual or group without simultaneously making that information available to any and every other interested party. Company managements faced the difficult task of complying with REG FD or severely cutting back communications with analysts and investors. Initially, they have chosen to follow the easier path of cutting back communications. This has proved particularly detrimental in the aggressive growth arena since Wall Street analysts who follow high-growth companies are heavily dependent on management feedback in building their forward-looking income statement models. Direct and continuous feedback is not nearly as critical with slow-growth companies because the changes are fewer and come at a much less rapid pace. Analysts, now feeling abandoned and without support from company managements, have chosen to become extremely conservative with their earnings estimates, price targets and ratings. Investors have perceived this new conservative disposition as a more cautious outlook on the part of analysts regarding future growth rates. Understandably, this further fueled the already negative investor sentiment.


November 30, 2000   2   Mercury Focus Twenty Fund, Inc.


Taken together, all of these factors have served to create an environment of widespread bearishness that seems to have reached unsustainable levels, particularly given our analysis of selected companies and their continued strong growth prospects over the foreseeable future.

Fiscal Year in Review
Since inception (March 20, 2000) through November 30, 2000, the Fund's Class I, Class A, Class B and Class C Shares had total returns of -35.80%, -35.90%, -36.20% and -36.20%, respectively. The
Fund's results compared favorably relative to the -43.58% return of the NASDAQ Composite Index during the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 - 7 of this report to shareholders.)

Mercury Focus Twenty Fund was launched just prior to the record peak in the NASDAQ Composite Index. The downdraft that immediately followed was fast and furious. Fortunately, the market had bottomed by late May, after investors concluded that the Federal Reserve Board's effort to raise interest rates to slow a potentially overheating economy had achieved the desired effect, thereby eliminating the immediate need for further tightening. The portfolio's stocks proceeded to rebound dramatically over the five months that followed, as the fundamental strength of our companies' businesses was demonstrated in their quarterly financial reports. At that time, in a more favorable market environment, the share prices were better able to reflect these strengths. By late October, the Fund's investment returns since inception had crossed into positive territory.

Unfortunately, this scenario was short-lived. The first trigger for another downturn in the market was the suggestion that spending on telecommunications capital equipment by service providers would slow dramatically in 2001. Up to this point, investors had assumed that a seemingly insatiable demand for bandwidth, the "highway" traveled by data and voice traffic, would continue to drive strong sales and profit growth for equipment providers, thereby sustaining the relatively high share price multiples these companies enjoyed. This new "speed bump" was confirmed in most investors' minds by a series of disappointing data points in the financial results of several major companies participating in the telecommunications equipment market. Issues arose at Lucent Technologies, Inc., Northern Telecom and even Cisco Systems, Inc. The resulting rush for the exits left few stocks unscathed.


November 30, 2000   3   Mercury Focus Twenty Fund, Inc.


While we did make some portfolio adjustments in response to a possible spending slowdown, we also went to substantial lengths to confirm our belief that the Fund's telecommunications holdings were positioned in high-growth segments that were unlikely to experience significant reductions in service provider spending. We believe the companies we own offer products and/or services that enable service providers to lower their costs of doing business, provide competitive services at lower costs and/or offer new services, thereby generating new sources of revenue. In this very competitive and perhaps more uncertain environment, we believe it unlikely that providers would not continue to invest in these types of products provided by such companies as CIENA Corporation, Juniper Networks, Inc., Corning Incorporated and Extreme Networks, Inc.

In Conclusion
Entering the new fiscal year, we look for catalysts that might spark a turnaround in investor sentiment. We are hopeful that the recent resolution of the presidential election might serve such a purpose. Also constructive would be some assurance that the Federal Reserve Board stands ready to implement a more accommodative monetary policy if evidence continues to indicate that the economy has "hit a wall." A promising sign came when the Federal Reserve Board cut interest rates recently by 0.50%.

We appreciate your investment in Mercury Focus Twenty Fund, Inc., and we are particularly grateful for your continued support during a challenging first fiscal year.

Sincerely,




(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(James D. McCall)
James D. McCall
Senior Vice President and
Portfolio Manager
January 5, 2001



November 30, 2000   4   Mercury Focus Twenty Fund, Inc.


FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


November 30, 2000   5   Mercury Focus Twenty Fund, Inc.


FUND PERFORMANCE DATA (CONTINUED)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investement in Mercury Focus Twenty Fund, Inc. Class I and Class A Shares in comparison to a similar investment in Standard & Poor's Barra Growth Index. Beginning and ending values are:

                                        3/20/00**         11/00

Mercury Focus Twenty Fund, Inc.++--
Class I Shares*                         $ 9,475          $ 6,083


Mercury Focus Twenty Fund, Inc.++--
Class A Shares*                         $10,000          $ 6,073

Standard & Poor's Barra
Growth Index++++                        $10,000          $ 7,823


A line graph illustrating the growth of a $10,000 investement in Mercury Focus Twenty Fund, Inc. Class B and Class C Shares in comparison to a similar investment in Standard & Poor's Barra Growth Index. Beginning and ending values are:

                                        3/20/00**         11/00

Mercury Focus Twenty Fund, Inc.++--
Class B Shares*                         $10,000          $ 6,125


Mercury Focus Twenty Fund, Inc.++--
Class C Shares*                         $10,000          $ 6,316

Standard & Poor's Barra
Growth Index++++                        $10,000          $ 7,823

*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Master Focus Twenty Trust. The Trust invests primarily in common stocks of approximately 20 companies that Trust management believes have strong earnings growth and capital appreciation potential.
++++This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios. The starting date for the Index is from 3/31/00.


November 30, 2000   6   Mercury Focus Twenty Fund, Inc.



FUND PERFORMANCE DATA (CONCLUDED)


AGGREGATE TOTAL RETURN
                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

Inception (3/20/00)
through 9/30/00                            +8.10%         +2.42%

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

Inception (3/20/00)
through 9/30/00                            +7.60%         +3.60%

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

Inception (3/20/00)
through 9/30/00                            +8.00%         +2.33%

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

Inception (3/20/00)
through 9/30/00                            +7.60%         +6.60%

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


RECENT PERFORMANCE RESULTS

                                                 6-Month  Since Inception
As of November 30, 2000                        Total Return Total Return

Class I*                                          -10.21%      -35.80%
Class A*                                          -10.22       -35.90
Class B*                                          -10.52       -36.20
Class C*                                          -10.52       -36.20
Standard & Poor's Barra Growth Index**            -14.19       -21.77
NASDAQ Composite Index***                         -23.55       -43.58

*Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the period shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 3/20/00.

**An unmanaged capitalization-weighted Index comprised of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios. Since inception total return is from 3/31/00.

***An unmanaged broad-based Index comprised of common stocks. Since inception total return is from 3/20/00.


November 30, 2000   7   Mercury Focus Twenty Fund, Inc.


STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2000
MERCURY FOCUS TWENTY FUND, INC.
Assets:
Investment in Master Focus Twenty Trust, at value (identified
cost--$74,213)                                                                             $     63,448
Prepaid registration fees and other assets                                                      123,962
                                                                                           ------------
Total assets                                                                                    187,410
                                                                                           ------------

Liabilities:
Payable to distributor                                                                               38
Accrued expenses                                                                                123,211
                                                                                           ------------
Total liabilities                                                                               123,249
                                                                                           ------------

Net Assets:
Net assets                                                                                 $     64,161
                                                                                           ============

Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value,
100,000,000 shares authorized                                                               $       251
Class A Shares of Common Stock, $.10 par value,
100,000,000 shares authorized                                                                       251
Class B Shares of Common Stock, $.10 par value,
100,000,000 shares authorized                                                                       250
Class C Shares of Common Stock, $.10 par value,
100,000,000 shares authorized                                                                       251
Paid-in capital in excess of par                                                                 98,097
Accumulated realized capital losses on investments from the Trust--net                         (24,174)
Unrealized depreciation on investments from the Trust--net                                     (10,765)
                                                                                           ------------
Net assets                                                                                 $     64,161
                                                                                           ============

Net Asset Value:
Class I--Based on net assets of $16,121 and 2,510 shares
outstanding                                                                                $       6.42
                                                                                           ============
Class A--Based on net assets of $16,093 and 2,510 shares
outstanding                                                                                $       6.41
                                                                                           ============
Class B--Based on net assets of $15,942 and 2,500 shares
outstanding                                                                                $       6.38
                                                                                           ============
Class C--Based on net assets of $16,005 and 2,510 shares
outstanding                                                                                $       6.38
                                                                                           ============

See Notes to Financial Statements.

November 30, 2000   8   Mercury Focus Twenty Fund, Inc.


STATEMENT OF OPERATIONS
For the Period March 20, 2000++ to November 30, 2000
MERCURY FOCUS TWENTY FUND, INC.
Investment Income:
Investment income allocated from the Trust                                                  $       281
Expenses allocated from the Trust                                                                 (533)
                                                                                           ------------
Net investment loss from the Trust                                                                (252)
                                                                                           ------------

Expenses:
Offering costs                                                          $      41,114
Registration fees                                                               3,292
Accounting services                                                             1,696
Printing and shareholder reports                                                1,500
Account maintenance and distribution fees--Class B                                155
Account maintenance and distribution fees--Class C                                155
Transfer agent fees--Class C                                                      129
Transfer agent fees--Class B                                                      128
Transfer agent fees--Class A                                                      127
Transfer agent fees--Class I                                                      126
Account maintenance fees--Class A                                                  39
Other                                                                             122
                                                                         ------------
Total expenses before reimbursement                                            48,583
Reimbursement of expenses                                                    (47,771)
                                                                         ------------
Total expenses after reimbursement                                                                  812
                                                                                           ------------
Investment loss--net                                                                            (1,064)
                                                                                           ------------

Realized & Unrealized Loss from the Trust--Net:
Realized loss on investments from the Trust--net                                               (24,174)
Unrealized depreciation on investments from the Trust--net                                     (10,765)
                                                                                           ------------
Net Decrease in Net Assets Resulting from Operations                                      $    (36,003)
                                                                                           ============

++Commencement of operations.

See Notes to Financial Statements.

November 30, 2000   9   Mercury Focus Twenty Fund, Inc.


STATEMENT OF CHANGES
IN NET ASSETS
MERCURY FOCUS TWENTY FUND, INC.
                                                                                        For the Period
                                                                                       March 20, 2000++
                                                                                       to November 30,
Increase (Decrease) in Net Assets:                                                           2000
Operations:
Investment loss--net                                                                    $       (1,064)
Realized loss on investments from the Trust--net                                               (24,174)
Unrealized depreciation on investments from the Trust--net                                     (10,765)
                                                                                         --------------
Net decrease in net assets resulting from operations                                           (36,003)
                                                                                         --------------

Capital Share Transactions:
Net increase in net assets derived from capital share transactions                                  164
                                                                                         --------------

Net Assets:
Total decrease in net assets                                                                   (35,839)
Beginning of period                                                                             100,000
                                                                                         --------------
End of period                                                                             $      64,161
                                                                                         ==============


++Commencement of operations.

See Notes to Financial Statements.

November 30, 2000   10   Mercury Focus Twenty Fund, Inc.


FINANCIAL HIGHLIGHTS
MERCURY FOCUS TWENTY FUND, INC.
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                     For the Period March 20, 2000++
                                                                           to November 30, 2000
Increase (Decrease) in Net Asset Value:                      Class I       Class A       Class B      Class C
Per Share Operating Performance:
Net asset value, beginning of period                         $  10.00     $  10.00      $  10.00     $  10.00
                                                             --------     --------      --------     --------
Investment loss--net                                            (.07)        (.09)         (.13)        (.13)
Realized and unrealized loss on investments
from the Trust--net                                            (3.51)       (3.50)        (3.49)       (3.49)
                                                             --------     --------      --------     --------
Total from investment operations                               (3.58)       (3.59)        (3.62)       (3.62)
                                                             --------     --------      --------     --------
Net asset value, end of period                               $   6.42     $   6.41      $   6.38     $   6.38
                                                             ========     ========      ========     ========

Total Investment Return:**
Based on net asset value per share                        (35.80%)+++  (35.90%)+++   (36.20%)+++  (36.20%)+++
                                                             ========     ========      ========     ========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                             1.59%*       1.84%*        2.61%*       2.61%*
                                                             ========     ========      ========     ========
Expenses++++                                                  78.30%*      78.47%*       79.50%*      79.45%*
                                                             ========     ========      ========     ========
Investment loss--net                                         (1.14%)*      (1.39%)*     (2.15%)*   (  2.16%)*
                                                             ========     ========      ========     ========

Supplemental Data:
Net assets, end of period (in thousands)                     $     16     $     16      $     16     $     16
                                                             ========     ========      ========     ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.

November 30, 2000   11   Mercury Focus Twenty Fund, Inc.



NOTES TO FINANCIAL STATEMENTS

MERCURY FOCUS TWENTY FUND, INC.

1 Significant Accounting Policies:
Mercury Focus Twenty Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Focus Twenty Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Prior to commencement of operations on March 20, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares of the Fund on February 23, 2000 to Fund Asset Management, L.P. ("FAM") for $100,000. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Valuation of securities is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Income--The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Trust, less all actual and accrued expenses of the Fund.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


November 30, 2000   12   Mercury Focus Twenty Fund, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(f) Investment transactions--Investment transactions are accounted for on a trade-date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,064 have been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2 Transactions With Affiliates:
The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                                        Account
                               Maintenance Fee      Distribution Fee

Class A                              .25%                  --
Class B                              .25%                 .75%
Class C                              .25%                 .75%

Pursuant to a subagreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period March 20, 2000 to November 30, 2000, FAM reimbursed the Fund for expenses of $47,771.

Financial Data Services, Inc. ("FDS"), an indirect wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, FDS, and/or ML & Co.

3 Investments:
Increases and decreases in the Fund's investment in the Trust for the period March 20, 2000 to November 30, 2000 were $392,072 and
$293,433, respectively.

November 30, 2000   13   Mercury Focus Twenty Fund, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTIUED)


4 Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $164 for the period March 20, 2000 to November 30, 2000.

Transactions in capital shares for each class were as follows:

Class I Shares for the Period March 20, 2000++
to November 30, 2000                          Shares    Dollar Amount

Shares sold                                     10      $        84
                                           ------------------------
Net increase                                    10      $        84
                                           ========================

++Prior to March 20, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

Class A Shares for the Period March 20, 2000++
to November 30, 2000                          Shares    Dollar Amount

Shares sold                                    496     $      4,709
Shares redeemed                               (486)          (4,713)
                                           ------------------------
Net increase (decrease)                         10     $         (4)
                                           ========================

++Prior to March 20, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

Class B Shares for the Period March 20, 2000++
to November 30, 2000                          Shares   Dollar Amount

Shares sold                                     --       $       --
                                           ------------------------
Net increase                                    --       $       --
                                           ========================

++Prior to March 20, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

Class C Shares for the Period March 20, 2000++
to November 30, 2000                          Shares       Dollar Amount

Shares sold                                     10      $        84
                                           ------------------------
Net increase                                    10      $        84
                                           ========================

++Prior to March 20, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


November 30, 2000   14   Mercury Focus Twenty Fund, Inc.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Mercury Focus Twenty Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Mercury Focus Twenty Fund, Inc. as of November 30, 2000, the related statements of operations and changes in net assets, and the financial highlights for the period March 20, 2000 (commencement of operations) to November 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Focus Twenty Fund, Inc. as of November 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period March 20, 2000 (commencement of operations) to November 30, 2000 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
January 12, 2001


November 30, 2000   15   Mercury Focus Twenty Fund, Inc.


SCHEDULE OF INVESTMENTS
MASTER FOCUS TWENTY TRUST
                      Shares                                                                       Percent of
Industries             Held             Common Stocks                               Value          Net Assets
Application         1,100,000    ++BEA Systems, Inc                             $  64,350,000           5.4%
Development
Software

Communi-              320,000    ++Brocade Communications Systems, Inc.            53,740,000           4.5
cations             1,000,000    ++CIENA Corporation                               75,812,500           6.4
Equipment             250,000    ++Corvis Corporation                               7,187,500           0.6
                      522,500    ++EMC Corporation                                 38,860,938           3.3
                      900,000    ++Network Appliance, Inc.                         44,437,500           3.7
                                                                                -------------         ------
                                                                                  220,038,438          18.5

Computer              900,000    ++Comverse Technology, Inc.                       77,568,750           6.5
Services/             550,000    ++i2 Technologies, Inc.                           53,075,000           4.5
Software              575,000    ++VERITAS Software Corporation                    56,062,500           4.7
                                                                                -------------         ------
                                                                                  186,706,250          15.7

Electronic            744,800    ++Applied Micro Circuits Corporation              36,076,250           3.0
Components            155,800    ++Broadcom Corporation (Class A)                  15,190,500           1.3
                      553,000    ++PMC-Sierra, Inc.                                50,945,125           4.3
                                                                                -------------         ------
                                                                                  102,211,875           8.6

Fiber Optics        1,000,000    ++Avanex Corporation                              46,375,000           3.9
                    1,135,000    Corning Incorporated                              66,397,500           5.6
                      330,000    ++SDL Inc.                                        59,977,500           5.0
                                                                                -------------         ------
                                                                                  172,750,000          14.5

Networking          1,138,600    ++Cisco Systems, Inc.                             54,439,312           4.6
Products            1,360,000    ++Extreme Networks, Inc.                          69,785,000           5.9
                      212,500    ++Foundry Networks, Inc.                           7,835,938           0.6
                      600,000    ++Juniper Networks, Inc.                          74,775,000           6.3
                                                                                -------------         ------
                                                                                  206,835,250          17.4

Pharma-               650,000    ++Millennium Pharmaceuticals, Inc.                31,525,000           2.7
ceuticals

Scientific            880,000    Applera Corporation--Applied Biosystems
Instruments                      Group                                             72,710,000           6.1

                                 Total Investments in Common Stocks
                                 (Cost--$1,393,519,244)                         1,057,126,813          88.9


November 30, 2000   16   Mercury Focus Twenty Fund, Inc.


SCHEDULE OF INVESTMENTS (CONCLUDED)
                       Face                                                                        Percent of
                      Amount        Short-Term Securities                           Value          Net Assets
Com-              $32,558,000    General Motors Acceptance Corp.,
mercial                          6.56% due 12/01/2000                           $  32,558,000           2.7%
Paper*             25,000,000    J.P. Morgan Securities Inc., 6.48%
                                 due 12/07/2000                                    24,973,000           2.1
                                                                                -------------         ------
                                                                                   57,531,000           4.8

US                 34,000,000    Freddie Mac Participation Certificates,
Government                       6.46% due 1/02/2001                               33,804,764           2.9
Agency
Obligations*

                                 Total Investments in Short-Term Securities
                                 (Cost--$91,335,764)                               91,335,764           7.7

                                 Total Investments
                                 (Cost--$1,484,855,008)                         1,148,462,577          96.6

                                 Other Assets Less Liabilities                     40,252,899           3.4
                                                                               --------------         ------
                                 Net Assets                                    $1,188,715,476         100.0%
                                                                               ==============         ======

*Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
++Non-income producing security.

See Notes to Financial Statements.


November 30, 2000   17   Mercury Focus Twenty Fund, Inc.


STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2000
MASTER FOCUS TWENTY TRUST
Assets:
Investments, at value (identified cost--$1,484,855,008)                                  $1,148,462,577
Cash                                                                                                492
Receivables:
   Securities sold                                                     $   33,043,601
   Contributions                                                           14,501,332
   Dividends                                                                   37,400        47,582,333
                                                                       --------------
Prepaid expenses and other assets                                                                84,102
                                                                                         --------------
Total assets                                                                              1,196,129,504
                                                                                         --------------

Liabilities:
Payables:
   Withdrawals                                                              6,037,323
   Investment adviser                                                         931,793         6,969,116
                                                                       --------------
Accrued expenses and other liabilities                                                          444,912
                                                                                         --------------
Total liabilities                                                                             7,414,028
                                                                                         --------------

Net Assets:
Net assets                                                                               $1,188,715,476
                                                                                         ==============

Net Assets Consist of:
Partners' capital                                                                        $1,525,107,907
Unrealized depreciation on investments                                                    (336,392,431)
                                                                                         --------------
Net assets                                                                               $1,188,715,476
                                                                                         ==============

See Notes to Financial Statements.

November 30, 2000   18   Mercury Focus Twenty Fund, Inc.


STATEMENT OF OPERATIONS
For the Period March 3, 2000++ to November 30, 2000
MASTER FOCUS TWENTY TRUST
Investment Income:
Interest and discount earned                                                             $    5,542,004
Dividends (net of $8,020 foreign withholding tax)                                               253,797
                                                                                         --------------
Total income                                                                                  5,795,801
                                                                                         --------------

Expenses:
Investment advisory fees                                                $   8,655,695
Accounting services                                                           366,538
Custodian fees                                                                107,033
Trustees' fees and expenses                                                    55,802
Offering costs                                                                  9,106
Pricing fees                                                                    2,822
Professional fees                                                               1,801
Other                                                                           7,241
                                                                       --------------
Total expenses                                                                                9,206,038
                                                                                         --------------
Investment loss--net                                                                        (3,410,237)
                                                                                         --------------

Realized & Unrealized Loss on Investments--Net:
Realized loss on investments--net                                                         (277,693,004)
Unrealized depreciation on investments--net                                               (336,392,431)
                                                                                         --------------
Net Decrease in Net Assets Resulting from Operations                                    $ (617,495,672)
                                                                                         ==============

++Commencement of operations.

See Notes to Financial Statements.

November 30, 2000   19   Mercury Focus Twenty Fund, Inc.


STATEMENT OF CHANGES
IN NET ASSETS
MASTER FOCUS TWENTY TRUST
                                                                                       For the Period
                                                                                      March 3, 2000++
                                                                                      to November 30,
Increase (Decrease)in Net Assets:                                                           2000
Operations:
Investment loss--net                                                                    $   (3,410,237)
Realized loss on investments--net                                                         (277,693,004)
Unrealized depreciation on investments--net                                               (336,392,431)
                                                                                         --------------
Net decrease in net assets resulting from operations                                      (617,495,672)
                                                                                         --------------

Net Capital Contributions:
Increase in net assets derived from net capital contributions                             1,806,111,048
                                                                                         --------------

Net Assets:
Total increase in net assets                                                              1,188,615,376
Beginning of period                                                                             100,100
                                                                                         --------------
End of period                                                                            $1,188,715,476
                                                                                         ==============

++Commencement of operations.

See Notes to Financial Statements.

November 30, 2000   20   Mercury Focus Twenty Fund, Inc.


FINANCIAL HIGHLIGHTS
MASTER FOCUS TWENTY TRUST
The following ratios have been derived from information provided in the financial statements.
                                                                                        For the Period
                                                                                       March 3, 2000++
                                                                                       to November 30,
                                                                                             2000
Ratios to Average Net Assets:
Expenses                                                                                          .90%*
                                                                                          =============
Investment loss--net                                                                             (.33%)*
                                                                                          =============
Supplemental Data:
Net assets, end of period (in thousands)                                                  $   1,188,715
                                                                                          =============
Portfolio turnover                                                                               62.85%
                                                                                          =============

*Annualized.
++Commencement of operations.

See Notes to Financial Statements.

November 30, 2000   21   Mercury Focus Twenty Fund, Inc.



NOTES TO FINANCIAL STATEMENTS

MASTER FOCUS TWENTY TRUST

1 Significant Accounting Policies:
Master Focus Twenty Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

November 30, 2000   22   Mercury Focus Twenty Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

* Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on operations is recorded from the date the Trust enters into such contracts.

* Foreign currency options and futures--The Trust may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income

November 30, 2000   23   Mercury Focus Twenty Fund, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective December 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in an adjustment to cost of securities and a corresponding adjustment in net realized appreciation/depreciation, based on securities held as of November 30, 2001.

2 Investment Advisory Agreement and Transactions With Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .85% of the average daily value of the Trust's net assets.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML &Co., received $192,006 in commissions on the execution of portfolio security transactions for the Trust for the period March 3, 2000 to November 30, 2000.

Accounting services were provided to the Trust by FAM.
Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3 Investments:
Purchases and sales of investments, excluding short-term securities, for the period March 3, 2000 to November 30, 2000 were
$2,387,384,386 and $713,895,920, respectively.

Net realized gains (losses) for the period March 3, 2000 to November
30, 2000 and net unrealized losses as of November 30, 2000 were as follows:
                                               Realized       Unrealized
                                            Gains (Losses)      Losses

Long-term investments                   $ (279,969,222)  $ (336,392,431)
Short-term investments                              341               --
Options written                               2,275,877               --
                                        --------------------------------
Total investments                       $ (277,693,004)  $ (336,392,431)
                                        ================================


November 30, 2000   24   Mercury Focus Twenty Fund, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


As of November 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $356,859,753, of which $32,786,905 related to appreciated securities and $389,646,658 related to depreciated securities. At November 30, 2000, the aggregate cost of investments for Federal income tax purposes was $1,505,322,330.

Transactions in call options written for the period March 3, 2000 to November 30, 2000 were as follows:

                                            Nominal Value      Premiums
                                               Covered         Received
Outstanding call options written,
beginning of period                                  --               --
Options written                                 395,000   $    2,275,877
Options expired                               (395,000)      (2,275,877)
                                        --------------------------------
Outstanding call options written,
end of period                                        --     $         --
                                        ================================

4 Short-Term Borrowings:
On July 1, 2000, the Trust became party to a $1,000,000,000 credit agreement dated as of December 3, 1999 among certain other funds managed by FAM and its affiliates, Bank of America, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank of America, N.A. The Trust did not borrow under the facility during the period March 3, 2000 to November 30, 2000. On December 1, 2000, this credit agreement was renewed and amended with Bank One, N.A., replacing Bank of America, N.A. as the administrative agent.

5 Capital Loss Carryforward:
At November 30, 2000, the Trust had a net capital loss carryforward of approximately $246,374,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


November 30, 2000  25  Mercury Focus Twenty Fund, Inc.


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors,
Master Focus Twenty Trust:

We have audited the accompanying statement of assets and liabilities of Master Focus Twenty Trust, including the schedule of investments, as of November 30, 2000, the related statements of operations and changes in net assets, and the financial highlights for the period March 3, 2000 (commencement of operations) to November 30, 2000. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Focus Twenty Trust as of November 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period March 3, 2000 (commencement of operations) to November 30, 2000 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
January 12, 2001


November 30, 2000   26   Mercury Focus Twenty Fund, Inc.


OFFICERS AND DIRECTORS/TRUSTEES

Terry K. Glenn, Director/Trustee and
   President
James H. Bodurtha, Director/Trustee
Herbert I. London, Director/Trustee
Joseph L. May, Director/Trustee
Andre F. Perold, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert C. Doll, Jr., Senior Vice President
James D. McCall, Senior Vice President
   and Portfolio Manager
Donald C. Burke, Vice President and
   Treasurer
Susan B. Baker, Secretary

Arthur Zeikel, Director/Trustee of Mercury Focus Twenty Fund, Inc. has recently retired. The Fund's Board of Directors/Trustees wishes Mr. Zeikel well in his retirement.

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


November 30, 2000   27   Mercury Focus Twenty Fund, Inc.